UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2026

Cencora, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-16671

Delaware	23-3079390
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1 West First Avenue Conshohocken PA	19428-1800
(Address of principal executive offices)	(Zip Code)

(610) 727-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	COR	New York Stock Exchange (NYSE)
2.875% Senior Notes due 2028	COR28	New York Stock Exchange (NYSE)
3.625% Senior Notes due 2032	COR32	New York Stock Exchange (NYSE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On October 21, 2026, Cencora, Inc., a Delaware corporation (the “Company”), announced updated fiscal year 2026 financial expectations and the transaction described in Item 7.01 below, pursuant to the news release described in Item 7.01 below. A copy of the news release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The updated financial expectations included in the news release described in Item 7.01 below are based on information available to Company management as of the date of the news release. In addition, because the Company’s financial closing procedures for the full-year 2026 are not yet complete, the Company’s actual results may change as a result of such financial closing procedures, final adjustments, management’s review of results, and other developments that may arise between the date of the news release and the time financial results for the full-year 2026 are finalized. The Company will discuss its expectations for fiscal 2027 on its fiscal fourth quarter 2026 earnings call on November 4, 2026.

The information in this Current Report, including the exhibit attached hereto as Exhibit 99.1 and the information under this Item 2.02 and Item 7.01 below, is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

On October 21, 2026, the Company issued a news release announcing that it has entered into an Agreement and Plan of Merger, dated as of October 20, 2026, by and among the Company, Dolphins Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”) and American Oncology Network, Inc., a Delaware corporation (“AON”), pursuant to which, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into AON (the “Merger”), with AON surviving the Merger as a wholly-owned subsidiary of the Company. A copy of the news release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this communication are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such forward-looking statements may include, without limitation, statements about the proposed transaction with AON (the “proposed transaction”), the expected timetable for completing the proposed transaction, the benefits of the proposed transaction, future opportunities for the Company and AON and any other statements regarding the Company’s or AON’s future operations, financial or operating results, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, and other expectations for future periods. Words such as “aim,” “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “on track,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “sustain,” “synergy,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances and speak only as of the date hereof. These statements are not guarantees of future performance and are based on assumptions and estimates that could prove incorrect or could cause actual results to vary materially from those indicated. Because forward-looking statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: the parties’ ability to meet expectations regarding the timing of the proposed transaction; the parties’ ability to consummate the proposed transaction when expected or at all because required regulatory, stockholder, or other approvals or other conditions to closing are not received or satisfied on the anticipated schedule or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the Company or AON or the expected benefits of the proposed transaction); inherent uncertainties involved in the estimates and judgments used in the preparation of financial statements and the providing of estimates of financial measures, in accordance with GAAP and related standards, or on an adjusted basis; the Company’s or AON’s failure to achieve expected or targeted future financial and operating performance and results; the possibility that the Company may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the proposed transaction within the expected time frames or at all; the ability to promptly and effectively integrate the businesses of AON with those of the Company; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; business disruption being greater than expected following the proposed transaction; the recruiting and retention of key employees being more difficult following the proposed transaction; the effect of any changes in customer and supplier relationships and customer purchasing patterns; the impacts of competition; changes in the economic and financial conditions of the business of the Company or AON; the occurrence of any event, change, or other circumstance that could give rise to the right of the Company or AON to terminate the definitive agreement governing the terms and conditions of the proposed transaction; the outcome of any legal proceedings that may be instituted against the Company or AON; the Company’s de-leveraging plans and the ability of the Company to maintain its investment grade rating; and uncertainties and matters beyond the control of management and other factors described under “Risk Factors” in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC. You can access the Company’s filings with the SEC through the SEC website at www.sec.gov or through the Company’s website, and the Company strongly encourages you to do so. Except as required by applicable law, the Company undertakes no obligation to update any statements herein for revisions or changes after the date of this communication.

This communication is neither an offer to sell nor a solicitation of an offer to buy any securities of the Company. Any such offer will only be made pursuant to a prospectus filed with the SEC or pursuant to one or more exemptions from the registration requirements of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Joint Press Release dated October 21, 2026 of Cencora, Inc. and American Oncology Network, Inc.
104	Cover Page Interactive Data File (formatted as inline XBRL)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cencora, Inc.

Date:	October 21, 2026	By:	/s/ Eva C. Boratto
		Name:	Eva C. Boratto
		Title:	Executive Vice President & Chief Financial Officer